EXHIBIT 99.1
                                  ------------

                 Computational Materials and/or ABS Term Sheet.

-------------------------------------------------------------------------------
BEAR                             FASTrader                     01/31/2005 15:55
STEARNS                     CWHL-0502 AI (1-A-1)                      DSchaible
                                                                    Page 1 of 2
-------------------------------------------------------------------------------
                      CWHL-0502 AI (1-A-1)
-------------------------------------------------------------------------------
Dated Date:       1/1/05                    Pricing
Trade Date:       7/1/04                 WAC:    .00
Settle Date:      1/31/05                WAM:    .00
Date of 1st CF:   2/25/05                Type:
Pmts Per Year:                           -----------------------
Manager:          BEARS                     Collateral
Face:             1,264,666,962.00       -----------------------
Speed Assumpt.:                          Cumulative Prepayment
------------------------------------
    Monthly Prepayment
    Date        PSA   CPR
-------------------------------------------------------------------------------
                                  Deal Comments
-------------------------------------------------------------------------------
                                 Tranche Details
   Des:         AI               P-Des:         AI
   Cusip:       12669GPN5        Description:   1ML -- 1ML SUPER
   Orig. Bal:   306,284,000.00   Current Bal:   306,284,000.00
   Factor:      1.00             As of:         1/1/01
   Coupon:      2.88             Cpn Mult.:
   Cap:                          Floor.:
   Last Reset:  1/1/01           Next Reset:    1/21/05
   Delay Days:  0                Stated Mat:
   Current Pac:                  Original Pac:
   S&P:                          Fitch:
   Moody:                        Duff:
-------------------------------------------------------------------------------
                      Coupon Formulas
Formula
-------------------------------------------------------------------------------
1.0000 x 1-mo LIBOR + 0.3200   Cap 10.5000 @ 10.1800 Floor 0.3200 @ 0.0000
-------------------------------------------------------------------------------
USD Swap  1mo    3mo    6mo    1yr    2yr     3yr     4yr    5yr    6yr    7yr
-------------------------------------------------------------------------------
          2.59   2.75   2.96   3.26   3.62    3.81    3.96   4.08   4.19   4.28
-------------------------------------------------------------------------------
USD Swap  8yr    9yr    10yr   11yr   12yr    13yr    14yr    15yr  20yr   30yr
-------------------------------------------------------------------------------
          4.37   4.45   4.51   4.57   4.63    4.68    4.73   4.77   4.90   4.97
-------------------------------------------------------------------------------


        Settlement Date:  1/31/2005  Valuation Date:  1/31/2005  Yield Curve:  USD Swap
--------------------------------------------------------------------------------------------------
                                            Results
--------------------------------------------------------------------------------------------------
            1M_LIB                   2.55875      2.55875       2.55875     2.55875      2.55875
              FVA                    1.90000      1.90000       1.90000     1.90000      1.90000
           PUT_FLAG                  .00000       .00000        .00000      .00000       .00000
            Prepay                    0% CPR       10% CPR        25% CPR     40% CPR      50% CPR
         STEP_OVERRIDE               .00000       .00000        .00000      .00000       .00000
--------------------------------------------------------------------------------------------------
Price   99.623046875    Yield          2.96           3.01           3.09        3.18         3.25
--------------------------------------------------------------------------------------------------
Price   99.748046875    Yield          2.96           2.99           3.04        3.10         3.15
--------------------------------------------------------------------------------------------------
Price   99.873046875    Yield          2.95           2.97           3.00        3.03         3.05
--------------------------------------------------------------------------------------------------
Price   99.998046875    Yield          2.94           2.95           2.96        2.96         2.95
--------------------------------------------------------------------------------------------------
Price   100.123046875   Yield          2.93           2.93           2.92        2.88         2.85
--------------------------------------------------------------------------------------------------
Price   100.248046875   Yield          2.92           2.91           2.87        2.81         2.75
--------------------------------------------------------------------------------------------------
Price   100.373046875   Yield          2.91           2.89           2.83        2.74         2.66
--------------------------------------------------------------------------------------------------


                  -------------------------------------------------------------
                  Security                 % of Orig. Bal        Face Value
                  -------------------------------------------------------------
                  CWHL-0502 AI (1-A-1)     100.00                306,284,000.00
                  -------------------------------------------------------------






[LOGO OMITTED] This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.


-------------------------------------------------------------------------------
BEAR                             FASTrader                     01/31/2005 15:55
STEARNS                     CWHL-0502 AI (1-A-1)                      DSchaible
                                                                    Page 2 of 2
-------------------------------------------------------------------------------
Global Assumptions

Settlement Date:  31-Jan-2005
Pricing Date:  31-Jan-2005
Use Issue WAM/WAC
Multiple
--------------------------------------------------------------------------------------------
USD Swap     1mo     3mo     6mo     1yr     2yr     3yr     4yr     5yr     6yr     7yr
--------------------------------------------------------------------------------------------
             2.590   2.750   2.960   3.261   3.622   3.814   3.961   4.083   4.190   4.284
--------------------------------------------------------------------------------------------
USD Swap     8yr     9yr    10yr    11yr    12yr    13yr    14yr    15yr    20yr    30yr
--------------------------------------------------------------------------------------------
             4.371   4.448   4.514   4.574   4.634   4.680   4.726   4.772   4.895   4.966
--------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
Specific Parameters
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Scenario      Prepay     1M_LIB       FVA     PUT_FLAG      STEP_OVERRIDE
                                                    -------------------------------------------------------------------------------
                                                      1        0.0000 CPR    2.55875    1.90000    .00000        .00000
                                                    -------------------------------------------------------------------------------
                                                      2       10.0000 CPR    2.55875    1.90000    .00000        .00000
                                                    -------------------------------------------------------------------------------
                                                      3       25.0000 CPR    2.55875    1.90000    .00000        .00000
                                                    -------------------------------------------------------------------------------
                                                      4       40.0000 CPR    2.55875    1.90000    .00000        .00000
                                                    -------------------------------------------------------------------------------
                                                      5       50.0000 CPR    2.55875    1.90000    .00000        .00000
                                                    -------------------------------------------------------------------------------




[LOGO OMITTED] This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

-------------------------------------------------------------------------------
BEAR                             FASTrader                     01/31/2005 12:26
STEARNS                     CWHL-0502 AI (1-A-1)                      DSchaible
                                                                    Page 1 of 2
-------------------------------------------------------------------------------
                      CWHL-0502 AI (1-A-1)
-------------------------------------------------------------------------------
Dated Date:       1/1/05                    Pricing
Trade Date:       7/1/04                 WAC:    .00
Settle Date:      1/31/05                WAM:    .00
Date of 1st CF:   2/25/05                Type:
Pmts Per Year:                           -----------------------
Manager:          BEARS                     Collateral
Face:             1,264,666,962.00       -----------------------
Speed Assumpt.:                          Cumulative Prepayment
------------------------------------
   Monthly Prepayment
   Date        PSA   CPR
-------------------------------------------------------------------------------
                             Deal Comments
-------------------------------------------------------------------------------
                            Tranche Details
   Des:         AI               P-Des:         AI
   Cusip:       12669GPN5        Description:   1ML -- 1ML SUPER
   Orig. Bal:   306,284,000.00   Current Bal:   306,284,000.00
   Factor:      1.00             As of:         1/1/01
   Coupon:      2.88             Cpn Mult.:
   Cap:                          Floor.:
   Last Reset:  1/1/01           Next Reset:    1/21/05
   Delay Days:  0                Stated Mat:
   Current Pac:                  Original Pac:
   S&P:                          Fitch:
   Moody:                        Duff:
-------------------------------------------------------------------------------
                      Coupon Formulas
Formula
-------------------------------------------------------------------------------
1.0000 x 1-mo LIBOR + 0.3200   Cap 10.5000 @ 10.1800 Floor 0.3200 @ 0.0000
-------------------------------------------------------------------------------
USD Swap  1mo    3mo    6mo    1yr    2yr     3yr     4yr    5yr    6yr    7yr
-------------------------------------------------------------------------------
          2.59   2.75   2.96   3.26   3.63    3.83    3.98   4.10   4.21   4.31
-------------------------------------------------------------------------------
USD Swap  8yr    9yr    10yr   11yr   12yr    13yr    14yr    15yr  20yr   30yr
-------------------------------------------------------------------------------
          4.39   4.47   4.54   4.60   4.66    4.71    4.75   4.80   4.92   4.99
-------------------------------------------------------------------------------





        Settlement Date:  1/31/2005  Valuation Date:  1/31/2005  Yield Curve:  USD Swap
--------------------------------------------------------------------------------------------------
                                            Results
--------------------------------------------------------------------------------------------------
            1M_LIB                   2.55875      2.55875       2.55875     2.55875      2.55875
              FVA                    1.90000      1.90000       1.90000     1.90000      1.90000
           PUT_FLAG                  .00000       .00000        .00000      .00000       .00000
            Prepay                    0% CPR       10% CPR        25% CPR     40% CPR      50% CPR
         STEP_OVERRIDE               .00000       .00000        .00000      .00000       .00000
--------------------------------------------------------------------------------------------------
Price   99:20           Yield          2.96           3.01           3.09        3.18         3.25
--------------------------------------------------------------------------------------------------
Price   99:24           Yield          2.96           2.99           3.04        3.10         3.15
--------------------------------------------------------------------------------------------------
Price   99:28           Yield          2.95           2.97           3.00        3.03         3.05
--------------------------------------------------------------------------------------------------
Price   100:0           Yield          2.94           2.95           2.96        2.95         2.95
--------------------------------------------------------------------------------------------------
Price   100:4           Yield          2.93           2.93           2.91        2.88         2.85
--------------------------------------------------------------------------------------------------
Price   100:8           Yield          2.92           2.91           2.87        2.81         2.75
--------------------------------------------------------------------------------------------------
Price   100:12          Yield          2.91           2.89           2.83        2.74         2.65
--------------------------------------------------------------------------------------------------


                  -------------------------------------------------------------
                  Security                 % of Orig. Bal        Face Value
                  -------------------------------------------------------------
                  CWHL-0502 AI (1-A-1)     100.00                306,284,000.00
                  -------------------------------------------------------------



[LOGO OMITTED] This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.


-------------------------------------------------------------------------------
BEAR                             FASTrader                     01/31/2005 12:26
STEARNS                     CWHL-0502 AI (1-A-1)                      DSchaible
                                                                    Page 2 of 2
-------------------------------------------------------------------------------
Global Assumptions

Settlement Date:  31-Jan-2005
Pricing Date:  31-Jan-2005
Use Issue WAM/WAC
Multiple
--------------------------------------------------------------------------------------------
USD Swap     1mo     3mo     6mo     1yr     2yr     3yr     4yr     5yr     6yr     7yr
--------------------------------------------------------------------------------------------
             2.590   2.750   2.960   3.261   3.634   3.827   3.978   4.104   4.211   4.307
--------------------------------------------------------------------------------------------
USD Swap     8yr     9yr    10yr    11yr    12yr    13yr    14yr    15yr    20yr    30yr
--------------------------------------------------------------------------------------------
             4.394   4.472   4.542   4.601   4.660   4.706   4.753   4.799   4.922   4.991
--------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
Specific Parameters
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Scenario      Prepay     1M_LIB       FVA     PUT_FLAG      STEP_OVERRIDE
                                                    -------------------------------------------------------------------------------
                                                      1        0.0000 CPR    2.55875    1.90000    .00000        .00000
                                                    -------------------------------------------------------------------------------
                                                      2       10.0000 CPR    2.55875    1.90000    .00000        .00000
                                                    -------------------------------------------------------------------------------
                                                      3       25.0000 CPR    2.55875    1.90000    .00000        .00000
                                                    -------------------------------------------------------------------------------
                                                      4       40.0000 CPR    2.55875    1.90000    .00000        .00000
                                                    -------------------------------------------------------------------------------
                                                      5       50.0000 CPR    2.55875    1.90000    .00000        .00000
                                                    -------------------------------------------------------------------------------




[LOGO OMITTED] This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

-------------------------------------------------------------------------------
BEAR                             FASTrader                     01/31/2005 12:27
STEARNS                     CWHL-0502 AN (1-A-2)                      DSchaible
                                                                    Page 1 of 2
-------------------------------------------------------------------------------
                      CWHL-0502 AN (1-A-2)
-------------------------------------------------------------------------------
Dated Date:       1/1/05                    Pricing
Trade Date:       7/1/04                 WAC:    .00
Settle Date:      1/31/05                WAM:    .00
Date of 1st CF:   2/25/05                Type:
Pmts Per Year:                           -----------------------
Manager:          BEARS                     Collateral
Face:             1,264,666,962.00       -----------------------
Speed Assumpt.:                          Cumulative Prepayment
------------------------------------
     Monthly Prepayment
     Date        PSA   CPR
-------------------------------------------------------------------------------
                             Deal Comments
-------------------------------------------------------------------------------
                            Tranche Details
   Des:         AN               P-Des:         AN
   Cusip:       12669GPPO        Description:   1ML -- 1ML SUPPORT
   Orig. Bal:   54,050,000.00    Current Bal:   54,050,000.00
   Factor:      1.00             As of:         1/1/01
   Coupon:      2.95             Cpn Mult.:
   Cap:                          Floor.:
   Last Reset:  1/1/01           Next Reset:    1/21/05
   Delay Days:  0                Stated Mat:
   Current Pac:                  Original Pac:
   S&P:                          Fitch:
   Moody:                        Duff:
-------------------------------------------------------------------------------
                      Coupon Formulas
Formula
-------------------------------------------------------------------------------
1.0000 x 1-mo LIBOR + 0.3900   Cap 10.5000 @ 10.1100 Floor 0.3900 @ 0.0000
-------------------------------------------------------------------------------
USD Swap  1mo    3mo    6mo    1yr    2yr     3yr     4yr    5yr    6yr    7yr
-------------------------------------------------------------------------------
          2.59   2.75   2.96   3.26   3.63    3.83    3.98   4.11   4.21   4.31
-------------------------------------------------------------------------------
USD Swap  8yr    9yr    10yr   11yr   12yr    13yr    14yr    15yr  20yr   30yr
-------------------------------------------------------------------------------
          4.39   4.47   4.54   4.60   4.66    4.70    4.75   4.80   4.92   4.99
-------------------------------------------------------------------------------





        Settlement Date:  1/31/2005  Valuation Date:  1/31/2005  Yield Curve:  USD Swap
--------------------------------------------------------------------------------------------------
                                            Results
--------------------------------------------------------------------------------------------------
            1M_LIB                   2.55875      2.55875       2.55875     2.55875      2.55875
              FVA                    1.90000      1.90000       1.90000     1.90000      1.90000
           PUT_FLAG                  .00000       .00000        .00000      .00000       .00000
            Prepay                    0% CPR       10% CPR        25% CPR     40% CPR      50% CPR
         STEP_OVERRIDE               .00000       .00000        .00000      .00000       .00000
--------------------------------------------------------------------------------------------------
Price   99:20           Yield          3.04           3.08           3.16        3.25         3.33
--------------------------------------------------------------------------------------------------
Price   99:24           Yield          3.03           3.06           3.12        3.18         3.23
--------------------------------------------------------------------------------------------------
Price   99:28           Yield          3.02           3.04           3.08        3.11         3.13
--------------------------------------------------------------------------------------------------
Price   100:0           Yield          3.01           3.02           3.03        3.03         3.03
--------------------------------------------------------------------------------------------------
Price   100:4           Yield          3.00           3.00           2.99        2.96         2.93
--------------------------------------------------------------------------------------------------
Price   100:8           Yield          2.99           2.98           2.95        2.89         2.83
--------------------------------------------------------------------------------------------------
Price   100:12          Yield          2.98           2.96           2.91        2.81         2.73
--------------------------------------------------------------------------------------------------


                  -------------------------------------------------------------
                  Security                 % of Orig. Bal        Face Value
                  -------------------------------------------------------------
                  CWHL-0502 AN (1-A-2)     100.00                54,050,000.00
                  -------------------------------------------------------------



[LOGO OMITTED] This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.


-------------------------------------------------------------------------------
BEAR                             FASTrader                     01/31/2005 12:27
STEARNS                     CWHL-0502 AN (2-A-1)                      DSchaible
                                                                    Page 2 of 2
-------------------------------------------------------------------------------
Global Assumptions

Settlement Date:  31-Jan-2005
Pricing Date:  31-Jan-2005
Use Issue WAM/WAC
Multiple
--------------------------------------------------------------------------------------------
USD Swap     1mo     3mo     6mo     1yr     2yr     3yr     4yr     5yr     6yr     7yr
--------------------------------------------------------------------------------------------
             2.590   2.750   2.960   3.261   3.634   3.830   3.980   4.106   4.212   4.307
--------------------------------------------------------------------------------------------
USD Swap     8yr     9yr    10yr    11yr    12yr    13yr    14yr    15yr    20yr    30yr
--------------------------------------------------------------------------------------------
             4.394   4.471   4.540   4.599   4.658   4.705   4.752   4.798   4.922   4.993
--------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
Specific Parameters
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Scenario      Prepay     1M_LIB       FVA     PUT_FLAG      STEP_OVERRIDE
                                                    -------------------------------------------------------------------------------
                                                      1        0.0000 CPR    2.55875    1.90000    .00000        .00000
                                                    -------------------------------------------------------------------------------
                                                      2       10.0000 CPR    2.55875    1.90000    .00000        .00000
                                                    -------------------------------------------------------------------------------
                                                      3       25.0000 CPR    2.55875    1.90000    .00000        .00000
                                                    -------------------------------------------------------------------------------
                                                      4       40.0000 CPR    2.55875    1.90000    .00000        .00000
                                                    -------------------------------------------------------------------------------
                                                      5       50.0000 CPR    2.55875    1.90000    .00000        .00000
                                                    -------------------------------------------------------------------------------




[LOGO OMITTED] This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

-------------------------------------------------------------------------------
BEAR                             FASTrader                     01/31/2005 12:29
STEARNS                     CWHL-0502 A5 (2-A-1)                      DSchaible
                                                                    Page 1 of 2
-------------------------------------------------------------------------------
                      CWHL-0502 AN (1-A-2)
-------------------------------------------------------------------------------
Dated Date:       1/1/05                    Pricing
Trade Date:       7/1/04                 WAC:    .00
Settle Date:      1/31/05                WAM:    .00
Date of 1st CF:   2/25/05                Type:
Pmts Per Year:                           -----------------------
Manager:          BEARS                     Collateral
Face:             1,264,666,962.00       -----------------------
Speed Assumpt.:                          Cumulative Prepayment
------------------------------------
     Monthly Prepayment
     Date        PSA   CPR
-------------------------------------------------------------------------------
                             Deal Comments
-------------------------------------------------------------------------------
                            Tranche Details
   Des:         A5               P-Des:         A5
   Cusip:       12669GPR6        Description:   MTA -- 1ML SUPER
   Orig. Bal:   385,993,000.00   Current Bal:   385,993,000.00
   Factor:      1.00             As of:         1/1/01
   Coupon:      2.88             Cpn Mult.:
   Cap:                          Floor.:
   Last Reset:  1/1/01           Next Reset:    1/23/05
   Delay Days:  0                Stated Mat:
   Current Pac:                  Original Pac:
   S&P:                          Fitch:
   Moody:                        Duff:
-------------------------------------------------------------------------------
                      Coupon Formulas
Formula
-------------------------------------------------------------------------------
1.0000 x 1-mo LIBOR + 0.3200   Cap 10.5000 @ 10.1800 Floor 0.3200 @ 0.0000
-------------------------------------------------------------------------------
USD Swap  1mo    3mo    6mo    1yr    2yr     3yr     4yr    5yr    6yr    7yr
-------------------------------------------------------------------------------
          2.59   2.75   2.96   3.26   3.63    3.83    3.98   4.10   4.21   4.31
-------------------------------------------------------------------------------
USD Swap  8yr    9yr    10yr   11yr   12yr    13yr    14yr    15yr  20yr   30yr
-------------------------------------------------------------------------------
          4.39   4.47   4.54   4.60   4.66    4.70    4.75   4.80   4.92   4.99
-------------------------------------------------------------------------------





        Settlement Date:  1/31/2005  Valuation Date:  1/31/2005  Yield Curve:  USD Swap
--------------------------------------------------------------------------------------------------
                                            Results
--------------------------------------------------------------------------------------------------
            1M_LIB                   2.55875      2.55875       2.55875     2.55875      2.55875
              FVA                    1.90000      1.90000       1.90000     1.90000      1.90000
           PUT_FLAG                  .00000       .00000        .00000      .00000       .00000
            Prepay                    0% CPR       10% CPR        25% CPR     40% CPR      50% CPR
         STEP_OVERRIDE               .00000       .00000        .00000      .00000       .00000
--------------------------------------------------------------------------------------------------
Price   99:20           Yield          2.96           3.01           3.09        3.18         3.25
--------------------------------------------------------------------------------------------------
Price   99:24           Yield          2.96           2.99           3.04        3.10         3.15
--------------------------------------------------------------------------------------------------
Price   99:28           Yield          2.95           2.97           3.00        3.03         3.05
--------------------------------------------------------------------------------------------------
Price   100:0           Yield          2.94           2.95           2.96        2.95         2.95
--------------------------------------------------------------------------------------------------
Price   100:4           Yield          2.93           2.93           2.91        2.88         2.85
--------------------------------------------------------------------------------------------------
Price   100:8           Yield          2.92           2.91           2.87        2.81         2.75
--------------------------------------------------------------------------------------------------
Price   100:12          Yield          2.91           2.89           2.83        2.73         2.65
--------------------------------------------------------------------------------------------------


                  -------------------------------------------------------------
                  Security                 % of Orig. Bal        Face Value
                  -------------------------------------------------------------
                  CWHL-0502 A5 (2-A-1)     100.00                385,993,000.00
                  -------------------------------------------------------------



[LOGO OMITTED] This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.


-------------------------------------------------------------------------------
BEAR                             FASTrader                     01/31/2005 12:29
STEARNS                     CWHL-0502 A5 (2-A-1)                      DSchaible
                                                                    Page 2 of 2
-------------------------------------------------------------------------------
Global Assumptions

Settlement Date:  31-Jan-2005
Pricing Date:  31-Jan-2005
Use Issue WAM/WAC
Multiple
--------------------------------------------------------------------------------------------
USD Swap     1mo     3mo     6mo     1yr     2yr     3yr     4yr     5yr     6yr     7yr
--------------------------------------------------------------------------------------------
             2.590   2.750   2.960   3.261   3.634   3.830   3.979   4.104   4.211   4.306
--------------------------------------------------------------------------------------------
USD Swap     8yr     9yr    10yr    11yr    12yr    13yr    14yr    15yr    20yr    30yr
--------------------------------------------------------------------------------------------
             4.393   4.470   4.540   4.599   4.658   4.704   4.751   4.798   4.920   4.990
--------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
Specific Parameters
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Scenario      Prepay     1M_LIB       FVA     PUT_FLAG      STEP_OVERRIDE
                                                    -------------------------------------------------------------------------------
                                                      1        0.0000 CPR    2.55875    1.90000    .00000        .00000
                                                    -------------------------------------------------------------------------------
                                                      2       10.0000 CPR    2.55875    1.90000    .00000        .00000
                                                    -------------------------------------------------------------------------------
                                                      3       25.0000 CPR    2.55875    1.90000    .00000        .00000
                                                    -------------------------------------------------------------------------------
                                                      4       40.0000 CPR    2.55875    1.90000    .00000        .00000
                                                    -------------------------------------------------------------------------------
                                                      5       50.0000 CPR    2.55875    1.90000    .00000        .00000
                                                    -------------------------------------------------------------------------------




[LOGO OMITTED] This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

-------------------------------------------------------------------------------
BEAR                             FASTrader                     01/31/2005 15:57
STEARNS                     CWHL-0502 AG (2-A-2)                      DSchaible
                                                                    Page 1 of 2
-------------------------------------------------------------------------------
                      CWHL-0502 AG (2-A-2)
-------------------------------------------------------------------------------
Dated Date:       1/1/05                    Pricing
Trade Date:       7/1/04                 WAC:    .00
Settle Date:      1/31/05                WAM:    .00
Date of 1st CF:   2/25/05                Type:
Pmts Per Year:                           -----------------------
Manager:          BEARS                     Collateral
Face:             1,264,666,962.00       -----------------------
Speed Assumpt.:                          Cumulative Prepayment
------------------------------------
    Monthly Prepayment
    Date        PSA   CPR
-------------------------------------------------------------------------------
                             Deal Comments
-------------------------------------------------------------------------------
                            Tranche Details
   Des:         AG               P-Des:         AG
   Cusip:       12669GPS4        Description:   MTA -- 1ML LEVEL I
   Orig. Bal:   160,830,000.00   Current Bal:   160,830,000.00
   Factor:      1.00             As of:         1/1/01
   Coupon:      2.92             Cpn Mult.:
   Cap:                          Floor.:
   Last Reset:  1/1/01           Next Reset:    1/21/05
   Delay Days:  0                Stated Mat:
   Current Pac:                  Original Pac:
   S&P:                          Fitch:
   Moody:                        Duff:
-------------------------------------------------------------------------------
                      Coupon Formulas
Formula
-------------------------------------------------------------------------------
1.0000 x 1-mo LIBOR + 0.3600   Cap 10.5000 @ 10.1400 Floor 0.3600 @ 0.0000
-------------------------------------------------------------------------------
USD Swap  1mo    3mo    6mo    1yr    2yr     3yr     4yr    5yr    6yr    7yr
-------------------------------------------------------------------------------
          2.59   2.75   2.96   3.26   3.62    3.81    3.96   4.08   4.19   4.28
-------------------------------------------------------------------------------
USD Swap  8yr    9yr    10yr   11yr   12yr    13yr    14yr    15yr  20yr   30yr
-------------------------------------------------------------------------------
          4.37   4.45   4.51   4.57   4.63    4.68    4.73   4.77   4.90   4.97
-------------------------------------------------------------------------------


        Settlement Date:  1/31/2005  Valuation Date:  1/31/2005  Yield Curve:  USD Swap
--------------------------------------------------------------------------------------------------
                                            Results
--------------------------------------------------------------------------------------------------
            1M_LIB                   2.55875      2.55875       2.55875     2.55875      2.55875
              FVA                    1.90000      1.90000       1.90000     1.90000      1.90000
           PUT_FLAG                  .00000       .00000        .00000      .00000       .00000
            Prepay                    0% CPR       10% CPR        25% CPR     40% CPR      50% CPR
         STEP_OVERRIDE               .00000       .00000        .00000      .00000       .00000
--------------------------------------------------------------------------------------------------
Price   99.623046875    Yield          3.01           3.05           3.13        3.22         3.30
--------------------------------------------------------------------------------------------------
Price   99.748046875    Yield          3.00           3.03           3.09        3.15         3.20
--------------------------------------------------------------------------------------------------
Price   99.873046875    Yield          2.99           3.01           3.04        3.07         3.10
--------------------------------------------------------------------------------------------------
Price   99.998046875    Yield          2.98           2.99           3.00        3.00         2.99
--------------------------------------------------------------------------------------------------
Price   100.123046875   Yield          2.97           2.97           2.96        2.92         2.89
--------------------------------------------------------------------------------------------------
Price   100.248046875   Yield          2.96           2.95           2.91        2.85         2.80
--------------------------------------------------------------------------------------------------
Price   100.373046875   Yield          2.95           2.93           2.87        2.78         2.70
--------------------------------------------------------------------------------------------------


                  -------------------------------------------------------------
                  Security                 % of Orig. Bal        Face Value
                  -------------------------------------------------------------
                  CWHL-0502 AG (2-A-2)     100.00                160,830,000.00
                  -------------------------------------------------------------






[LOGO OMITTED] This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.


-------------------------------------------------------------------------------
BEAR                             FASTrader                     01/31/2005 15:57
STEARNS                     CWHL-0502 AG (2-A-2)                      DSchaible
                                                                    Page 2 of 2
-------------------------------------------------------------------------------
Global Assumptions

Settlement Date:  31-Jan-2005
Pricing Date:  31-Jan-2005
Use Issue WAM/WAC
Multiple
--------------------------------------------------------------------------------------------
USD Swap     1mo     3mo     6mo     1yr     2yr     3yr     4yr     5yr     6yr     7yr
--------------------------------------------------------------------------------------------
             2.590   2.750   2.960   3.261   3.622   3.814   3.961   4.083   4.190   4.284
--------------------------------------------------------------------------------------------
USD Swap     8yr     9yr    10yr    11yr    12yr    13yr    14yr    15yr    20yr    30yr
--------------------------------------------------------------------------------------------
             4.371   4.448   4.514   4.574   4.634   4.681   4.727   4.773   4.897   4.970
--------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
Specific Parameters
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Scenario      Prepay     1M_LIB       FVA     PUT_FLAG      STEP_OVERRIDE
                                                    -------------------------------------------------------------------------------
                                                      1        0.0000 CPR    2.55875    1.90000    .00000        .00000
                                                    -------------------------------------------------------------------------------
                                                      2       10.0000 CPR    2.55875    1.90000    .00000        .00000
                                                    -------------------------------------------------------------------------------
                                                      3       25.0000 CPR    2.55875    1.90000    .00000        .00000
                                                    -------------------------------------------------------------------------------
                                                      4       40.0000 CPR    2.55875    1.90000    .00000        .00000
                                                    -------------------------------------------------------------------------------
                                                      5       50.0000 CPR    2.55875    1.90000    .00000        .00000
                                                    -------------------------------------------------------------------------------




[LOGO OMITTED] This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

-------------------------------------------------------------------------------
BEAR                             FASTrader                     01/31/2005 12:30
STEARNS                     CWHL-0502 AG (2-A-2)                      DSchaible
                                                                    Page 1 of 2
-------------------------------------------------------------------------------
                      CWHL-0502 AG (2-A-2)
-------------------------------------------------------------------------------
Dated Date:       1/1/05                    Pricing
Trade Date:       7/1/04                 WAC:    .00
Settle Date:      1/31/05                WAM:    .00
Date of 1st CF:   2/25/05                Type:
Pmts Per Year:                           -----------------------
Manager:          BEARS                     Collateral
Face:             1,264,666,962.00       -----------------------
Speed Assumpt.:                          Cumulative Prepayment
------------------------------------
    Monthly Prepayment
    Date        PSA   CPR
-------------------------------------------------------------------------------
                             Deal Comments
-------------------------------------------------------------------------------
                            Tranche Details
   Des:         AG               P-Des:         AG
   Cusip:       12669GPS4        Description:   MTA -- 1ML LEVEL I
   Orig. Bal:   160,830,000.00   Current Bal:   160,830,000.00
   Factor:      1.00             As of:         1/1/01
   Coupon:      2.92             Cpn Mult.:
   Cap:                          Floor.:
   Last Reset:  1/1/01           Next Reset:    1/21/05
   Delay Days:  0                Stated Mat:
   Current Pac:                  Original Pac:
   S&P:                          Fitch:
   Moody:                        Duff:
-------------------------------------------------------------------------------
                      Coupon Formulas
Formula
-------------------------------------------------------------------------------
1.0000 x 1-mo LIBOR + 0.3600   Cap 10.5000 @ 10.1400 Floor 0.3600 @ 0.0000
-------------------------------------------------------------------------------
USD Swap  1mo    3mo    6mo    1yr    2yr     3yr     4yr    5yr    6yr    7yr
-------------------------------------------------------------------------------
          2.59   2.75   2.96   3.26   3.63    3.83    3.98   4.11   4.21   4.31
-------------------------------------------------------------------------------
USD Swap  8yr    9yr    10yr   11yr   12yr    13yr    14yr    15yr  20yr   30yr
-------------------------------------------------------------------------------
          4.40   4.47   4.54   4.60   4.66    4.71    4.75   4.80   4.92   4.99
-------------------------------------------------------------------------------



        Settlement Date:  1/31/2005  Valuation Date:  1/31/2005  Yield Curve:  USD Swap
--------------------------------------------------------------------------------------------------
                                            Results
--------------------------------------------------------------------------------------------------
            1M_LIB                   2.55875      2.55875       2.55875     2.55875      2.55875
              FVA                    1.90000      1.90000       1.90000     1.90000      1.90000
           PUT_FLAG                  .00000       .00000        .00000      .00000       .00000
            Prepay                    0% CPR       10% CPR        25% CPR     40% CPR      50% CPR
         STEP_OVERRIDE               .00000       .00000        .00000      .00000       .00000
--------------------------------------------------------------------------------------------------
Price   99:20           Yield          3.01           3.05           3.13        3.22         3.30
--------------------------------------------------------------------------------------------------
Price   99:24           Yield          3.00           3.03           3.09        3.15         3.19
--------------------------------------------------------------------------------------------------
Price   99:28           Yield          2.99           3.01           3.04        3.07         3.09
--------------------------------------------------------------------------------------------------
Price   100:0           Yield          2.98           2.99           3.00        3.00         2.99
--------------------------------------------------------------------------------------------------
Price   100:4           Yield          2.97           2.97           2.96        2.92         2.89
--------------------------------------------------------------------------------------------------
Price   100:8           Yield          2.97           2.95           2.91        2.85         2.79
--------------------------------------------------------------------------------------------------
Price   100:12          Yield          2.95           2.93           2.87        2.78         2.69
--------------------------------------------------------------------------------------------------


                  -------------------------------------------------------------
                  Security                 % of Orig. Bal        Face Value
                  -------------------------------------------------------------
                  CWHL-0502 AG (2-A-2)     100.00                160,830,000.00
                  -------------------------------------------------------------



[LOGO OMITTED] This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.


-------------------------------------------------------------------------------
BEAR                             FASTrader                     01/31/2005 12:30
STEARNS                     CWHL-0502 AG (2-A-2)                      DSchaible
                                                                    Page 2 of 2
-------------------------------------------------------------------------------
Global Assumptions

Settlement Date:  31-Jan-2005
Pricing Date:  31-Jan-2005
Use Issue WAM/WAC
Multiple
--------------------------------------------------------------------------------------------
USD Swap     1mo     3mo     6mo     1yr     2yr     3yr     4yr     5yr     6yr     7yr
--------------------------------------------------------------------------------------------
             2.590   2.750   2.960   3.261   3.634   3.833   3.983   4.107   4.214   4.309
--------------------------------------------------------------------------------------------
USD Swap     8yr     9yr    10yr    11yr    12yr    13yr    14yr    15yr    20yr    30yr
--------------------------------------------------------------------------------------------
             4.396   4.473   4.542   4.601   4.660   4.707   4.753   4.800   4.923   4.994
--------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
Specific Parameters
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Scenario      Prepay     1M_LIB       FVA     PUT_FLAG      STEP_OVERRIDE
                                                    -------------------------------------------------------------------------------
                                                      1        0.0000 CPR    2.55875    1.90000    .00000        .00000
                                                    -------------------------------------------------------------------------------
                                                      2       10.0000 CPR    2.55875    1.90000    .00000        .00000
                                                    -------------------------------------------------------------------------------
                                                      3       25.0000 CPR    2.55875    1.90000    .00000        .00000
                                                    -------------------------------------------------------------------------------
                                                      4       40.0000 CPR    2.55875    1.90000    .00000        .00000
                                                    -------------------------------------------------------------------------------
                                                      5       50.0000 CPR    2.55875    1.90000    .00000        .00000
                                                    -------------------------------------------------------------------------------




[LOGO OMITTED] This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

-------------------------------------------------------------------------------
BEAR                             FASTrader                     01/31/2005 12:33
STEARNS                     CWHL-0502 AK (2-A-3)                      DSchaible
                                                                    Page 1 of 2
-------------------------------------------------------------------------------
                      CWHL-0502 AK (2-A-3)
-------------------------------------------------------------------------------
Dated Date:       1/1/05                    Pricing
Trade Date:       7/1/04                 WAC:    .00
Settle Date:      1/31/05                WAM:    .00
Date of 1st CF:   2/25/05                Type:
Pmts Per Year:                           -----------------------
Manager:          BEARS                     Collateral
Face:             1,264,666,962.00       -----------------------
Speed Assumpt.:                          Cumulative Prepayment
------------------------------------
    Monthly Prepayment
    Date        PSA   CPR
-------------------------------------------------------------------------------
                             Deal Comments
-------------------------------------------------------------------------------
                            Tranche Details
   Des:         AK               P-Des:         AK
   Cusip:       12669GPT2        Description:   MTA -- 1ML SUPER
   Orig. Bal:   121,773,000.00   Current Bal:   121,773,000.00
   Factor:      1.00             As of:         1/1/01
   Coupon:      2.90             Cpn Mult.:
   Cap:                          Floor.:
   Last Reset:  1/1/01           Next Reset:    1/21/05
   Delay Days:  0                Stated Mat:
   Current Pac:                  Original Pac:
   S&P:                          Fitch:
   Moody:                        Duff:
-------------------------------------------------------------------------------
                      Coupon Formulas
Formula
-------------------------------------------------------------------------------
1.0000 x 1-mo LIBOR + 0.3400   Cap 10.5000 @ 10.1600 Floor 0.3400 @ 0.0000
-------------------------------------------------------------------------------
USD Swap  1mo    3mo    6mo    1yr    2yr     3yr     4yr    5yr    6yr    7yr
-------------------------------------------------------------------------------
          2.59   2.75   2.96   3.26   3.63    3.83    3.98   4.10   4.21   4.30
-------------------------------------------------------------------------------
USD Swap  8yr    9yr    10yr   11yr   12yr    13yr    14yr    15yr  20yr   30yr
-------------------------------------------------------------------------------
          4.39   4.47   4.54   4.60   4.66    4.70    4.75   4.80   4.92   4.99
-------------------------------------------------------------------------------



        Settlement Date:  1/31/2005  Valuation Date:  1/31/2005  Yield Curve:  USD Swap
--------------------------------------------------------------------------------------------------
                                            Results
--------------------------------------------------------------------------------------------------
            1M_LIB                   2.55875      2.55875       2.55875     2.55875      2.55875
              FVA                    1.90000      1.90000       1.90000     1.90000      1.90000
           PUT_FLAG                  .00000       .00000        .00000      .00000       .00000
            Prepay                    0% CPR       10% CPR        25% CPR     40% CPR      50% CPR
         STEP_OVERRIDE               .00000       .00000        .00000      .00000       .00000
--------------------------------------------------------------------------------------------------
Price   99:20           Yield          2.99           3.03           3.11        3.20         3.27
--------------------------------------------------------------------------------------------------
Price   99:24           Yield          2.98           3.01           3.07        3.12         3.17
--------------------------------------------------------------------------------------------------
Price   99:28           Yield          2.97           2.99           3.02        3.05         3.07
--------------------------------------------------------------------------------------------------
Price   100:0           Yield          2.96           2.97           2.98        2.98         2.97
--------------------------------------------------------------------------------------------------
Price   100:4           Yield          2.95           2.95           2.93        2.90         2.87
--------------------------------------------------------------------------------------------------
Price   100:8           Yield          2.94           2.93           2.89        2.83         2.77
--------------------------------------------------------------------------------------------------
Price   100:12          Yield          2.93           2.91           2.85        2.75         2.67
--------------------------------------------------------------------------------------------------


                  -------------------------------------------------------------
                  Security                 % of Orig. Bal        Face Value
                  -------------------------------------------------------------
                  CWHL-0502 AK (2-A-3)     100.00                121,773,000.00
                  -------------------------------------------------------------



[LOGO OMITTED] This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.


-------------------------------------------------------------------------------
BEAR                             FASTrader                     01/31/2005 12:33
STEARNS                     CWHL-0502 AK (2-A-3)                      DSchaible
                                                                    Page 2 of 2
-------------------------------------------------------------------------------
Global Assumptions

Settlement Date:  31-Jan-2005
Pricing Date:  31-Jan-2005
Use Issue WAM/WAC
Multiple
--------------------------------------------------------------------------------------------
USD Swap     1mo     3mo     6mo     1yr     2yr     3yr     4yr     5yr     6yr     7yr
--------------------------------------------------------------------------------------------
             2.590   2.750   2.960   3.261   3.634   3.830   3.978   4.102   4.210   4.305
--------------------------------------------------------------------------------------------
USD Swap     8yr     9yr    10yr    11yr    12yr    13yr    14yr    15yr    20yr    30yr
--------------------------------------------------------------------------------------------
             4.392   4.470   4.540   4.599   4.658   4.705   4.751   4.798   4.921   4.992
--------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
Specific Parameters
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Scenario      Prepay     1M_LIB       FVA     PUT_FLAG      STEP_OVERRIDE
                                                    -------------------------------------------------------------------------------
                                                      1        0.0000 CPR    2.55875    1.90000    .00000        .00000
                                                    -------------------------------------------------------------------------------
                                                      2       10.0000 CPR    2.55875    1.90000    .00000        .00000
                                                    -------------------------------------------------------------------------------
                                                      3       25.0000 CPR    2.55875    1.90000    .00000        .00000
                                                    -------------------------------------------------------------------------------
                                                      4       40.0000 CPR    2.55875    1.90000    .00000        .00000
                                                    -------------------------------------------------------------------------------
                                                      5       50.0000 CPR    2.55875    1.90000    .00000        .00000
                                                    -------------------------------------------------------------------------------




[LOGO OMITTED] This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

-------------------------------------------------------------------------------
BEAR                             FASTrader                     01/31/2005 12:34
STEARNS                     CWHL-0502 AL (2-A-4)                      DSchaible
                                                                    Page 1 of 2
-------------------------------------------------------------------------------
                      CWHL-0502 AL (2-A-4)
-------------------------------------------------------------------------------
Dated Date:       1/1/05                    Pricing
Trade Date:       7/1/04                 WAC:    .00
Settle Date:      1/31/05                WAM:    .00
Date of 1st CF:   2/25/05                Type:
Pmts Per Year:                           -----------------------
Manager:          BEARS                     Collateral
Face:             1,264,666,962.00       -----------------------
Speed Assumpt.:                          Cumulative Prepayment
------------------------------------
    Monthly Prepayment
    Date        PSA   CPR
-------------------------------------------------------------------------------
                             Deal Comments
-------------------------------------------------------------------------------
                            Tranche Details
   Des:         AL               P-Des:         AL
   Cusip:       12669GPU9        Description:   MTA -- 1ML SUPPORT
   Orig. Bal:   117,988,000.00   Current Bal:   117,988,000.00
   Factor:      1.00             As of:         1/1/01
   Coupon:      2.96             Cpn Mult.:
   Cap:                          Floor.:
   Last Reset:  1/1/01           Next Reset:    1/21/05
   Delay Days:  0                Stated Mat:
   Current Pac:                  Original Pac:
   S&P:                          Fitch:
   Moody:                        Duff:
-------------------------------------------------------------------------------
                      Coupon Formulas
Formula
-------------------------------------------------------------------------------
1.0000 x 1-mo LIBOR + 0.4000   Cap 10.5000 @ 10.1000 Floor 0.4000 @ 0.0000
-------------------------------------------------------------------------------
USD Swap  1mo    3mo    6mo    1yr    2yr     3yr     4yr    5yr    6yr    7yr
-------------------------------------------------------------------------------
          2.59   2.75   2.96   3.26   3.63    3.84    3.98   4.11   4.22   4.31
-------------------------------------------------------------------------------
USD Swap  8yr    9yr    10yr   11yr   12yr    13yr    14yr    15yr  20yr   30yr
-------------------------------------------------------------------------------
          4.40   4.48   4.55   4.60   4.66    4.71    4.76   4.80   4.93   5.00
-------------------------------------------------------------------------------



        Settlement Date:  1/31/2005  Valuation Date:  1/31/2005  Yield Curve:  USD Swap
--------------------------------------------------------------------------------------------------
                                            Results
--------------------------------------------------------------------------------------------------
            1M_LIB                   2.55875      2.55875       2.55875     2.55875      2.55875
              FVA                    1.90000      1.90000       1.90000     1.90000      1.90000
           PUT_FLAG                  .00000       .00000        .00000      .00000       .00000
            Prepay                    0% CPR       10% CPR        25% CPR     40% CPR      50% CPR
         STEP_OVERRIDE               .00000       .00000        .00000      .00000       .00000
--------------------------------------------------------------------------------------------------
Price   99:20           Yield          3.05           3.09           3.18        3.27         3.34
--------------------------------------------------------------------------------------------------
Price   99:24           Yield          3.04           3.07           3.13        3.19         3.24
--------------------------------------------------------------------------------------------------
Price   99:28           Yield          3.03           3.05           3.09        3.12         3.14
--------------------------------------------------------------------------------------------------
Price   100:0           Yield          3.02           3.03           3.04        3.04         3.04
--------------------------------------------------------------------------------------------------
Price   100:4           Yield          3.01           3.01           3.00        2.97         2.94
--------------------------------------------------------------------------------------------------
Price   100:8           Yield          3.00           2.99           2.96        2.89         2.84
--------------------------------------------------------------------------------------------------
Price   100:12          Yield          2.99           2.97           2.91        2.82         2.74
--------------------------------------------------------------------------------------------------


                  -------------------------------------------------------------
                  Security                 % of Orig. Bal        Face Value
                  -------------------------------------------------------------
                  CWHL-0502 AL (2-A-4)     100.00                117,988,000.00
                  -------------------------------------------------------------



[LOGO OMITTED] This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.


-------------------------------------------------------------------------------
BEAR                             FASTrader                     01/31/2005 12:34
STEARNS                     CWHL-0502 AL (2-A-4)                      DSchaible
                                                                    Page 2 of 2
-------------------------------------------------------------------------------
Global Assumptions

Settlement Date:  31-Jan-2005
Pricing Date:  31-Jan-2005
Use Issue WAM/WAC
Multiple
--------------------------------------------------------------------------------------------
USD Swap     1mo     3mo     6mo     1yr     2yr     3yr     4yr     5yr     6yr     7yr
--------------------------------------------------------------------------------------------
             2.590   2.750   2.960   3.261   3.634   3.836   3.985   4.109   4.216   4.311
--------------------------------------------------------------------------------------------
USD Swap     8yr     9yr    10yr    11yr    12yr    13yr    14yr    15yr    20yr    30yr
--------------------------------------------------------------------------------------------
             4.399   4.476   4.546   4.605   4.664   4.710   4.757   4.804   4.926   4.996
--------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
Specific Parameters
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Scenario      Prepay     1M_LIB       FVA     PUT_FLAG      STEP_OVERRIDE
                                                    -------------------------------------------------------------------------------
                                                      1        0.0000 CPR    2.55875    1.90000    .00000        .00000
                                                    -------------------------------------------------------------------------------
                                                      2       10.0000 CPR    2.55875    1.90000    .00000        .00000
                                                    -------------------------------------------------------------------------------
                                                      3       25.0000 CPR    2.55875    1.90000    .00000        .00000
                                                    -------------------------------------------------------------------------------
                                                      4       40.0000 CPR    2.55875    1.90000    .00000        .00000
                                                    -------------------------------------------------------------------------------
                                                      5       50.0000 CPR    2.55875    1.90000    .00000        .00000
                                                    -------------------------------------------------------------------------------




[LOGO OMITTED] This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modelling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.


STATEMENT REGARDING CBO PRICING

The security evaluation set forth above has been provided at your request as an accommodation to you. We believe it represents an estimate of value given stable market conditions and adequate time to work an order. However, by providing this information, we are not representing that such evaluation has been confirmed by actual trades or that a market exists or will exit for this security now or in the future. You should understand that our evaluation does not represent a bid by Bear Stearns or any other person and it may vary from the value Bear Stearns assigns such security while in our inventory. Additionally, you should consider that under adverse market conditions and/or deteriorating credit conditions in the collateral underlying the CBO, a distressed or forced sale of this instrument could result in proceeds that are far less than the evaluation provided.